MEMBERS® LandmarkSM Variable Annuity	MEMBERS® ExtraSM Variable Annuity
MEMBERS® FreedomSM Variable Annuity	MEMBERS® LibertySM Variable Annuity
Transamerica Advisor EliteSM Variable Annuity

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement dated March 30, 2020

to the

Prospectus dated May 1, 2017

Effective on or about April 30, 2020 (the “Liquidation Date”), due to the liquidation of the underlying portfolio listed below (the “Portfolio”), the subaccount listed below (the “Subaccount”) will be liquidated.

SUBACCOUNT NAME	PORTFOLIO NAME	SUBADVISOR
TA BlackRock Global Allocation Managed Risk – Growth – Service Class	Transamerica BlackRock Global Allocation Managed Risk – Growth VP – Service Class	Milliman Financial Risk Management LLC

Prior to the Liquidation Date, you may transfer any contract value allocated to the Subaccount to any other subaccount available in your policy. These transfers will not count against the number of free transfers permitted annually.

If you still have contract value allocated to the Subaccount on the Liquidation Date, shares of the Portfolio held for you in the Subaccount will be exchanged for shares of the BlackRock Government Money Market V.I. Fund (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the BlackRock Government Money Market V.I. Fund subaccount (the “Money Market Subaccount”).

As of the start of business on the Liquidation Date, you may no longer use automated transfer features such as Rebalancing or Dollar Cost Averaging with the Subaccount for the Portfolio. If you are using an automated transfer feature such as Rebalancing or Dollar Cost Averaging with the Subaccount for the Portfolio, you should contact us immediately to make alternate arrangements. If you have not made alternate arrangements by the Liquidation Date, any subsequent allocations to the Subaccount for the Portfolio will be directed to the Money Market Subaccount.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the above referenced Variable Annuities dated May 1, 2017